Innovo Group Inc.
                              27 North Main Street
                          Springfield, Tennessee 37172



                                                            March       , 1996


Ms. Sheryl Rentz
111 Presidential Boulevard
Suite 109
Bala Cynwyd, Pennsylvania 19004

Dear Ms. Rentz

            1996-A Individual Consultant Stock Purchase Plan

         The following letter sets forth the terms and conditions under which you are hereby offered the opportunity to purchase shares of the common stock, par value $.01 per share (the "Common Stock") of Innovo Group Inc. (the "Company") pursuant to the 1996-A Individual Consultant Stock Purchase Plan (the "Plan"). THIS LETTER CONSTITUTES PART OF A PROSPECTUS COVERING THE OFFERING AND ISSUANCE OF THESE SHARES THAT HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ("THE ACT").

         1. Number of Shares. Pursuant to the Plan, you will be allowed to purchase up to 23,177 shares (the "Shares") of Common Stock.

         2. Purchase Price. The purchase price for the Shares will be $.421875 per share.

         3. Manner of Payment of Purchase Price. The purchase price for any of the Shares purchased shall be paid by offset against amounts owed to you by the Company for services you have rendered to the Company.

         4. Term. You may purchase Shares under the Plan until 5:00 pm, Tennessee time, on March 31, 1996.

         5. Manner of Purchase. You may purchase Shares by completing and returning to the Company, attention Schren L. Head, Secretary, the Purchase Form attached hereto.

         6. Registration Under the Act. The Company has filed with the Securities and Exchange Commission (the "Commission") and had declared effective under the Act a registration statement on Form S-8 (the "Registration Statement"). The Company is, together with this letter, providing you with a copy of the Registration Statement.

         7. Available Information; Incorporation by Reference. The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files periodic reports, other reports, and proxy statements with the Commission. Such reports, proxy statements and other information can be inspected and copied at prescribed rates at the public

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Ms. Sheryl Rentz
Page 2


             reference facilities of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549, and at the following regional offices of the Commission: New York Regional Office, 7 World Trade Center, Suite 1300, New York, New York 10048; and Chicago Regional Office, 3190 Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies thereof can also be obtained from the Public Reference Room of the Commission, 450 Fifth Street, N.W., Washington, D.C. 29549.

             The following documents filed by the Company under the Exchange Act are incorporated herein, and in the Registration Statement, by reference: (i) the Company's Annual Report on Form 10-K for the year ended October 31, 1995, (ii) the Company's Current report on Form 8-K dated January 29, 1996, and (iii) all documents which the Company may subsequently file pursuant to Sections 13(a), 13(d) 14 and 15 of the Exchange Act until such time as the Company files a post-effective amendment to the Registration Statement which indicates that all securities offered have been sold or which deregisters all such securities remaining unsold.

             Copies of the documents described in (i) and (ii) above have been delivered to you together herewith, and copies of the documents described in (iii) above, when filed, may be obtained without charge by written or oral request to Schren L. Head, Secretary, Innovo Group Inc., 27 North Main Street, Springfield, Tennessee 37172, telephone 615-384-0100.


                                                  Sincerely,


                                                  Innovo Group Inc.

                                                  By:
                                                  Patricia Anderson-Lasko
                                                  Chairman\President\CEO




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                                  Purchase Form
       Innovo Group Inc. 1996-A Individual Consultant Stock Purchase Plan



Schren L. Head, Secretary
Innovo Group Inc.
27 North Main Street
Springfield, Tennessee 37172

Dear Ms. Head


         Pursuant to the 1996-A Individual Consultant Stock Purchase Plan, I hereby elect to purchase Shares, at a per share price of $.421875 for an aggregate price of $ . The aggregate purchase price is hereby tendered in the form of an offset against amounts owed to me by the company for services rendered.




                                     Signed:

                                      Name:

                                      Date:




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